                                                                   EXHIBIT 10.15

This instrument prepared by
and when recorded return to:
Suzanne M. Amaducci, P.A.
Bilzin Sumberg Baena Price & Axelrod LLP
200 South Biscayne Boulevard, Suite 2500
Miami, Florida 33131-5340                  _____________________________________

                                           (Space Above For Recorder's Use Only)

                             NOTE AND DEED OF TRUST
                              ASSUMPTION AGREEMENT
                       (CSFB 1999-C1; LOAN NO. M760990006)

     THIS NOTE AND DEED OF TRUST ASSUMPTION AGREEMENT ("AGREEMENT") dated as of ______________ ___, 2003 ("EFFECTIVE DATE"), is entered into among JPMORGAN CHASE BANK F/K/A CHASE MANHATTAN BANK, A NEW YORK BANKING CORPORATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL PASS-THROUGH CERTIFICATES, SERIES 1999-C1 ("LENDER"), having an address at Structured Finance Services (MBS), 450 West 33 Street, 14th Floor, New York, New York 10001, Re: CSFB 1997-C1; Loan No. M760990006, DANA SUITES/BELL HOSPITALITY, L.L.C., a Delaware limited liability ("ORIGINAL BORROWER"), having an address at 6641 E. Meadowlark Lane, Paradise Valley, Arizona 85253, and SUMMIT GROUP OF SCOTTSDALE, ARIZONA, LLC, a South Dakota limited liability company ("NEW BORROWER"), having an address at c/o The Summit Group, 2701 S. Minnesota Ave., Suite 6, Sioux Falls, South Dakota 57105. New Borrower's taxpayer identification number is 830356513. Original Borrower and New Borrower are hereinafter sometimes referred to as "BORROWER PARTIES".

                              PRELIMINARY STATEMENT

     A. Original Borrower is the current owner of fee title to those certain parcels of real property ("LAND") and the buildings and improvements thereon ("IMPROVEMENTS"), commonly known as the "Springhill Suites by Marriott" and the "Courtyard by Marriott" both located in the City of Phoenix, County of Maricopa, State of Arizona, more particularly described in Composite EXHIBIT A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the "PROJECT").

     B. Lender is the current owner and holder of a loan ("LOAN") in the original principal amount of $17,000,000.00, as evidenced and/or secured by the Loan documents described on EXHIBIT B attached hereto (such documents, as amended, together with any and all other agreements, documents, instruments evidencing, securing or in any manner relating to the Loan, shall hereinafter be collectively referred to as the "LOAN DOCUMENTS"). The Loan is secured by the Project, as more particularly described in the Security Instrument.

     C. New Borrower desires to purchase the Project from Original Borrower and to assume Original Borrower's obligations under the Loan Documents as provided herein.

     D. A sale of the Project to, and the assumption of the Loan by, a third party without the consent of the holder of the Security Instrument is prohibited by the terms thereof.

     E. The Lender has agreed to consent to the following requested actions (the "REQUESTED ACTIONS"): Original Borrower selling the Project to New Borrower and New Borrower assuming all of Original Borrower's obligations under the Loan Documents, on the terms and conditions hereinafter set forth.

     In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE 1

                 ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS

     1.1 ORIGINAL BORROWER REPRESENTATIONS. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

          (a) Authority of Original Borrower. Original Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Arizona. Douglas Heltne, as authorized agent of Original Borrower, acting alone without the joinder of any other manager or member of Original Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the articles of organization or the operating agreement or any other organizational document of Original Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

          (b) Compliance with Laws. Original Borrower has not received any written notice from any governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notices relating to Environmental Laws.

          (c) Title to Project and Legal Proceedings. Prior to the Effective Date Original Borrower was the owner of fee title in the Project. There are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

          (d) Additional Loans. Neither Original Borrower nor any member or affiliated entity of Original Borrower currently has any outstanding loans with Lender other than the Loan or makes payments with respect to a loan to Wachovia Securities, as servicer.

          (e) Franchise Agreement. The Franchise Agreements dated January 27, 1997 (collectively, "FRANCHISE AGREEMENTS"), between Original Borrower and Marriott, Inc. ("FRANCHISOR"), pursuant to which Original Borrower has the right to operate the hotels located on the Project under the name(s) and/or hotel system(s) controlled by such Franchisor, as "Springhill Suites by Marriott" and "Courtyard by Marriott" are in full force and effect and there is no default, breach, or violation existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. As of the date of closing of the Requested Actions, the Franchise Agreements have been terminated and all sums due thereunder have been paid in full.

          (f) Loans to Related Entities. There are no loans payable by Original Borrower to any members of Original Borrower or any other Related Entities.

          (g) Management Agreements. The Development and Management Agreements dated January 22, 1997 (collectively, "MANAGEMENT AGREEMENT") between Original Borrower and Inn Alpha Management Corp., a New York corporation ("EXISTING MANAGER"), is in full force and effect and there are not any existing defaults thereunder. As of the Closing Date of the Requested Actions, the Management Agreements have been terminated and all sums due thereunder paid in full.

          (h) Leases. There are no leases between Original Borrower, as landlord, and any third party, as tenant, demising space in the Project.

     1.2 ACKNOWLEDGMENTS. WARRANTIES AND REPRESENTATIONS OF NEW BORROWER. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

          (a) Authority of New Borrower.

               (i) New Borrower. New Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of South Dakota and is duly authorized to transact business under the laws of the State of Arizona. Summit Hospitality of Scottsdale Arizona, LLC, a Delaware limited liability company ("SUMMIT") is the managing member of New Borrower. Summit, acting alone without the joinder of any other member or manager of New Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement by New Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the articles of organization or the limited liability company agreement of New Borrower or any other organizational document of New Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected.

          (b) Summit. Summit is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and to the extent required by Arizona law, is authorized to transact business in the State of Arizona. Kerry W. Boekelheide ("BOEKELHEIDE") is the Chief Manager of Summit. Boekeleide, acting alone without the joinder of any other officer, manager or member of Summit or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Summit and New Borrower under this Agreement and the Loan Documents to the extent provided for herein. The execution and delivery of, and performance under, this Agreement by Summit on behalf of New Borrower has been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Summit or its Articles of Organization, Limited Liability Company Agreement, or any other organizational document of Summit, or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Summit is a party or by which the Project may be bound or affected.

          (c) Financial Statements. The financial statements and other information ("FINANCIAL STATEMENTS") of Boekelheide which have been previously delivered to Lender are true, complete and accurate in every material respect and accurately represent the financial condition of Boekelheide as of the date thereof. All of the assets shown on the Financial Statement of Boekelheide are owned by him as his sole property, and not jointly owned with any other person or entity unless specifically noted therein. New Borrower also acknowledges and agrees to cause Principals to timely comply with all financial requirements set forth in the Loan Documents, including, without limitation, those set forth in
Section 18 of the Security Instrument. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes. Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

          (d) Bankruptcy Proceedings. Neither New Borrower nor any of New Borrower's members or managers or affiliates or other entities which may be owned or controlled directly or indirectly by New Borrower or its members (collectively, "RELATED ENTITIES") has been a party to any Debtor Proceeding (as hereinafter defined) within seven (7) years prior to the date of this Agreement.

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          (e) New Franchise Agreement. The Franchise Agreements of even date herewith (collectively, the "NEW FRANCHISE AGREEMENT"), between New Borrower and Franchisor, true and correct copies of which have been delivered to Lender, pursuant to which New Borrower has the right to operate the hotels under name(s) and/or hotel system(s) controlled by such Franchisor, are in full force and effect and there is no default, breach, or violation existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. All fees due to Franchisor under the Franchise Agreement, and the terms and provisions of the Franchise Agreement, are subordinate to the Security Instrument. New Borrower shall not terminate, cancel, modify, renew or extend the New Franchise Agreement, or enter into any agreement relating to the right to operate the hotel located on the Project under a name other than "SPRINGHILL SUITES BY MARRIOTT" for the portion of the Project located at 17020
N. Scottsdale Road, Scottsdale, Arizona, Phoenix, Arizona or "COURTYARD BY MARRIOTT" for the portion of the Project located at 17010 N. Scottsdale Road, Scottsdale, Arizona, Phoenix, Arizona, without the prior express written consent of Lender. New Borrower shall comply with all terms and conditions of the New Franchise Agreement, including but not limited to the maintenance and operation of the facilities required to serve alcoholic beverages. New Borrower shall comply with all terms and conditions of the Security Instrument regarding the operation of the Project as a hotel, including but not limited to Sections 11
(jj) and 64 of the Security Instrument. The term "Franchise Agreement" in the Security Instrument shall hereinafter refer to the New Franchise Agreement.

          (f) Liquor License. New Borrower shall obtain a liquor license in New Borrower's name for use at the Courtyard by Marriott. New Borrower shall provide Lender with copies of the application submitted by New Borrower for such liquor license and shall provide evidence satisfactory to Lender within 30 days following the date of New Borrower's receipt of such liquor license of the perfection of Lender's first priority security interest in such new liquor license. Failure of New Borrower to timely submit such evidence reflecting Lender's security interest shall constitute a default under the terms hereof. Additionally, New Borrower does hereby assign to Lender, all of New Borrower's right, title and interest in and to any liquor license being obtained by New Borrower for the Courtyard by Marriott, to the extent assignable, as additional security for the Loan, which assignment is evidenced by this Agreement.

          (g) Property Improvement Plan/Immediate Repairs. In connection with the New Franchise Agreement, Franchisor requires certain improvements/repairs be made to the Project as more particularly set forth in the Property Improvement Plan with a walk through date of April 29, 2003 ("PIP"), a copy of which is attached hereto as EXHIBIT C. New Borrower shall comply with the terms and conditions of the PIP, timely complete such improvements/ repairs within the time frames set forth in the PIP (or such longer time as the Franchisor may agree), and provide written confirmation of such completion to Lender.

          (h) Post Closing Transfer of Licenses. Borrower Parties shall cause the licenses, permits and operating agreements (collectively the "LICENSES") more particularly described on the attached EXHIBIT "D" to be transferred into the name of the New Borrower within the timeframe(s) set forth on said EXHIBIT "D." The failure to timely transfer the Licenses shall constitute a default under the Security Instrument.

          (i) Defaults on Other Indebtedness. Neither New Borrower nor any Related Entities has materially defaulted under its or their obligations with respect to any other indebtedness, and, with respect to immaterial defaults by New Borrower or any Related Entities under its or their obligations with respect to any other indebtedness, such immaterial defaults have been cured prior to the date of this Agreement.

          (j) Title to Project and Legal Proceedings. There are no pending or, to the best of New Borrower's knowledge, threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against New Borrower.

          (k) New Borrower's Organizational Documents. New Borrower is in compliance with, and its organizational documents do not conflict with, any of the requirements of Section 12 of the Security Instrument. New Borrower is not in violation and will not violate of any of the terms, covenants, conditions or other provisions of its organizational documents or the single purpose entity requirements set forth in the Loan Documents to the extent such requirements do not conflict with its organizational documents, approved by Lender.

          (l) Assets of New Borrower. The only assets of New Borrower are the Project and cash or cash equivalents.

          (m) Management of Project. New Borrower is entering into that certain Property Management Agreement with The Summit Group, Inc., a South Dakota corporation ("PROJECT MANAGER") for the management of the Project (the "NEW MANAGEMENT AGREEMENT"). The term "MANAGEMENT AGREEMENT" or "MANAGEMENT AGREEMENT" in the Loan Documents shall hereafter refer to the New Management Agreement. New Borrower covenants and agrees to comply with and to cause the Project Manager to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Project by any entity other than Project Manager.

          (n) Summit Loan. Any loan made by The Summit Group Inc. to New Borrower will be satisfied and paid in full at the Closing, and New Borrower will provide evidence thereof to Lender.

          (o) Bona Fide Sale. The Requested Actions represent a bona fide sale, transfer or conveyance for cash or equivalent consideration.

          (p) New Borrower Parties' Interests. Neither of New Borrower nor any of its members, managers, or principals (collectively "NEW BORROWER ENTITIES") is obtaining a loan to finance its interest in New Borrower or the Project or pledging its interest in New Borrower to any party, and none of New Borrower's members, managers, principals, or affiliated entities have any right to take over control from any of such other members.

          (q) Additional Loans. Neither New Borrower nor any Related Entity currently has any outstanding loans with Lender other than the Loan or makes payments with respect to a loan to Wachovia Securities, as servicer.

          (r) Cash Management Agreement. [NEED COPY OF EXISTING AGREEMENT.]

          (s) Bankruptcy. None of New Borrower Entities has any intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. ("BANKRUPTCY Code"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("DEBTOR PROCEEDING") under any local, state, federal or other insolvency law or laws providing relief for debtors or (ii) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against any of New Borrower Entities, or (iii) directly or indirectly to cause the Project or any portion or any interest of any of New Borrower Entities in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

     1.3 ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF BORROWER PARTIES. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Borrower Parties acknowledge, warrant, represent and agree to and with Lender as follows:

          (a) Indebtedness. As of July 29, 2003, the outstanding principal balance of the Loan was $16,073,118.90, and the following escrow and reserve balances (collectively, "ESCROW BALANCES") are being held by Lender: (i) a tax escrow balance of $77,599.47; (ii) an insurance escrow balance of $41,044.28;
(iii) a replacement reserve escrow balance of $1,364,038.51; (IV) a holdback reserve balance of $82,644.84; and (v) a lockbox sweep reserve balance of $153,235.91. Further, Borrower Parties acknowledge and agree that Lender will continue to hold the Escrow Balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. In the event of an error or omission of the foregoing information, Lender does not in any way prejudice its right and entitlement to all monies lawfully due Lender.

          (b) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower and, from and after the date hereof, are valid and legally binding obligations of New Borrower to the extent provided for herein, enforceable against Original Borrower, New Borrower and the Project in accordance with their terms or as otherwise provided herein. Original Borrower as to itself and New Borrower as to itself, each confirm that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's predecessors in interest and any subsidiary or affiliate of Lender or any of Lenders' predecessors in interest and any subsidiary or affiliate of Lender or any of Lender's predecessors in interest, and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to Lennar Partners, Inc), attorneys, representatives, participants, successors of Lender and Lender's predecessors in interest (collectively "LENDER PARTIES") with respect to (i) the Loan, (ii) the Loan Documents, (iii) the "DEBT" (as such term is defined in the Security Instrument), (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Project. To the extent any of Borrower Parties would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action, each of Borrower Parties as to itself only knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents.

          (c) No Default. To Original Borrower's knowledge and to New Borrower's actual knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or "EVENT OF DEFAULT" as such term is defined in the Loan Agreement.

          (d) Further Assurances. Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

     1.4 REAFFIRMATION AND RELEASE. Original Borrower reaffirms, and, to the best of New Borrower's knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, except as such representations or warranties are otherwise modified or addressed herein, as if made on the date hereof. Original Borrower acknowledges and agrees that nothing contained in this Agreement, nor the Requested Actions, shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof, provided, however, by its execution hereof, Lender hereby releases Original Borrower for any acts or events occurring or obligations arising under the Loan Documents (with the exception of the Hazardous Substances Indemnity Agreement, the provisions for the release of Original Borrower being set forth in the Reaffirmation of Hazardous Substances Indemnity Agreement and Consent of Indemnitors being executed in connection herewith and with the exception of any liability of Original Borrower based upon any material misrepresentation of Original Borrower in this Agreement or any other document executed in connection herewith) after the date of the closing of the sale of the Project to, and the assumption of the Loan by New Borrower.

                                    ARTICLE 2

                         COVENANTS OF BORROWER PARTIES

     Borrower Parties covenant and agree with Lender that:

     2.1 ASSUMPTION OF LOAN. New Borrower hereby assumes the indebtedness due under the Note and all of Original Borrower's other obligations, as grantor, mortgagor, borrower, assignor, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments, except to the extent modified or otherwise addressed herein. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents, except to the extent modified or otherwise addressed herein.

     2.2 ASSUMPTION FEE. Simultaneously with or prior to the execution hereof, any or both of Borrower Parties shall pay to or has paid Lender: (i) an assumption fee of $160,731.19; (ii) an administrative fee of $125.00, (iii) a flood certification fee of $15.00, (iv) a credit review-fee of $100.00 and (v) an insurance review fee of $400.00; each of which Borrower Parties agree are fees for new consideration and are not interest charged in connection with the Loan.

     2.3 RELEASE AND COVENANT NOT TO SUE. Borrower Parties, jointly and severally, on behalf of themselves and all of their respective heirs, successors and assigns, remise, release, acquit, satisfy and forever discharge Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, including, without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Debt (as defined in the Security Instrument) and as otherwise described in the Loan Documents, secured hereby (d) the Indebtedness described in Section 1.3 hereof, (e) any other agreement or transaction between any of Borrower Parties and any of Lender Parties, and (f) the Project or its development, financing and operation. Borrower Parties, jointly and severally, for themselves and all of their respective heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

     2.4 SAME INDEBTEDNESS; PRIORITY OF LIENS NOT AFFECTED. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project. New Borrower agrees that the lien and security interests created by the Security Instrument continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.

     2.5 PAYMENT OF TRANSACTION COSTS AND EXPENSES. New Borrower shall pay at the time of execution of this Agreement by Lender: (a) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (b) all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement; and (c) the costs of updating Lender's policy of title insurance insuring the Security Instrument to a current date and endorsing such policy to include this Agreement in the description of the Security Instrument with no additional exceptions, or, at Lender's option, the cost of obtaining a new Lender's policy of title acceptable to Lender insuring the Security Instrument as affected by this Agreement.

                                    ARTICLE 3

                              ADDITIONAL PROVISIONS

     3.1 CONSENT OF LENDER. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be


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

deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or assumption of the Loan, or a consent to any secondary financing or secondary encumbrance on the Project or New Borrower or any interests in New Borrower.

     3.2 UCC FILINGS. Borrower Parties hereby grant and confirm unto Lender a first lien priority interest in all the Collateral (as such term is defined in the Security Instrument) to the maximum extent permitted by the Uniform Commercial Code ("UCC"). Borrower Parties hereby further consent to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office (collectively "FILINGS") in order to perfect said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of either of the Borrower Parties. Additionally, Borrower Parties consent to the modification of the description of the Property in the Security Instrument to include the items described on EXHIBIT E attached hereto and made a part hereof.

     3.3 ADDITIONAL DOCUMENTS. Contemporaneously with the execution and delivery of this Agreement and as a material inducement to Lender to enter into this
Agreement: (a) Borrower Parties hereby authorize Lender to file and/or record new UCC Financing Statements for filing with the state of organization of New Borrower and/or UCC Amendments amending the existing Financing Statements for recording in the Records and for filing with the Arizona Secretary to add New Borrower as an additional debtor; (b) Original Borrower, Doug Heltne ("HELTNE") and Dubroff shall have executed and delivered to Lender a Reaffirmation of Environmental Indemnity and Consent of Indemnitors; (c) Heltne and Dubroff shall have executed and delivered to Lender a Reaffirmation of Guaranty and Consent of Guarantors; (d) Boekelheide shall have executed and delivered to Lender a Guaranty; (e) New Borrower and Boekelheide shall have executed and delivered to Lender an Environmental Indemnity; (f) Project Manager shall have executed and delivered to Lender a Consent and Agreement; (g) New Borrower shall have delivered to Lender fully executed copies of the New Franchise Agreement between New Borrower and Franchisor together with a letter from Franchisor confirming there are no outstanding requirements in connection with the issuance of the New Franchise Agreement, a "comfort letter" or Tri-Party Agreement from Franchisor in favor of Lender, a termination of the existing Franchise Agreement with Original Borrower signed by Franchisor, and (h) Boekelheide shall have executed a construction completion guaranty for the PIP in favor Lender, and any and all other documents by and between New Borrower and Franchisor, all in form acceptable to Lender.

     3.4 REFERENCES TO LOAN DOCUMENTS. All references to the term "LOAN DOCUMENTS" in the Security Instalment, the Assignment of Leases and Rents and the other Loan Documents shall hereinafter mean and refer to: (i) all of the Loan Documents described therein; (ii) this Agreement; and (iii) any and all other agreements, documents and other instruments evidencing, securing or in any manner related to the documents executed in connection with or otherwise pertaining to this Agreement other than the Hazardous Substances Indemnity Agreement and the Reaffirmation of Hazardous Substances Indemnity Agreement and Consent of Indemnitors dated the date hereof in favor of Lender.

                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

     4.1 NO LIMITATION OF REMEDIES. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

     4.2 NO WAIVERS. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

     4.3 SUCCESSORS OR ASSIGNS. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

     4.4 CONSTRUCTION OF AGREEMENT. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Borrower Parties have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower Parties.

     4.5 INVALID PROVISION TO AFFECT NO OTHERS. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     4.6 NOTICES. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("COMMUNICATIONS") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

                   JPMorgan Chase Bank f/k/a Chase Manhattan
                   Bank, a New York Banking Corporation, as Trustee c/o Wachovia Securities
                   Real Estate & Financial Services
                   8739 Research Drive, URP4
                   NC1075
                   Charlotte, NC 28262-1075
                   Re: CSFB 1999-C1; Loan No. M760990006

 With a copy to:   Lennar Partners, Inc.
                   1601 Washington Avenue, Suite 700
                   Miami Beach, Florida 33139
                   Attn: Director of Servicing
                   Re: CSFB 1999-C1; Loan No. M760990006

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

                   Dana Suites/Bell Hospitality, L.L.C.
                   6641 Meadowlark Lane
                   Paradise Valley, Arizona 85253
                   Attn: Michael Dubroff
                   Telephone: 480-515-0299
                   Facsimile: 480-515-0298

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

                   Summit Group of Scottsdale, Arizona, LLC
                   c/o The Summit Group
                   2701 S. Minnesota Avenue, Suite 6
                   Sioux Falls, South Dakota 57105
                   Attn: Jennifer L. Larsen
                   Telephone: 605-361-9566
                   Facsimile: 605-362-9388

     4.7 GOVERNING LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Arizona.

     4.8 HEADINGS; EXHIBITS. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

     4.9 MODIFICATIONS. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Lender's consent to the Requested Actions shall not and should not be deemed to constitute Lender's consent to any provisions of the organizational documents that would be in violation of the terms and conditions of any of the Loan Documents.

     4.10 TIME OF ESSENCE; CONSENTS. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

     4.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

     4.12 WAIVER OF TRIAL BY JURY. BORROWER PARTIES HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRLABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER PARTIES.

     The parties have executed and delivered this Agreement as of the day and year first above written.

WITNESSES:                              LENDER:

                                        JPMORGAN CHASE BANK F/K/A CHASE
                                        MANHATTAN BANK, A NEW YORK
                                        BANKING CORPORATION, AS TRUSTEE
                                        FOR THE REGISTERED HOLDERS OF
                                        CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE SECURITIES CORP.,
                                        COMMERCIAL MORTGAGE, PASS-
                                        THROUGH CERTIFICATES, SERIES 1999-C1

                                        By: Lennar Partners, Inc.,
                                            as attorney-in-fact


                                        By:                               [SEAL]
-------------------------------------       ------------------------------
Print Name:                             Name:
            -------------------------         ----------------------------------
                                        Title:
                                               ---------------------------------
-------------------------------------
Print Name:
            -------------------------

STATE OF FLORIDA     )
                     )SS:
COUNTY OF MIAMI-DADE )

     This instrument was acknowledged before me, a notary public this _______________ day of ______________, 2003, by ____________________, as
Vice President of Lennar Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for JPMORGAN CHASE BANK F/K/A CHASE MANHATTAN BANK, A NEW YORK BANKING CORPORATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE, PASS-THROUGH CERTIFICATES, SERIES 1999-C1, on behalf of the trust. He/She ____________________________ is personally known to me or ________ has produced a driver's license as identification.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                               -----------------

WITNESSES:                              ORIGINAL BORROWER:

                                        DANA SUITES/BELL HOSPITALITY, L.L.C.,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                            Douglas Heltne, Authorized Agent


-------------------------------------
Print Name:
            -------------------------


-------------------------------------
Print Name:
            -------------------------

STATE OF                         )
         ------------------------
                                 )SS:
COUNTY OF                        )
          -----------------------

Date of Acknowledgement:
                         ------------
Acknowledgement of:
                    -----------------

     This instrument was acknowledged before me this date by the persons above-subscribed and if subscribed in a representative capacity, then for the principal named and in the capacity indicated.


-------------------------------------
Notary Public
My commission expires:
                       --------------

WITNESSES:                              NEW BORROWER:

                                        SUMMIT GROUP OF SCOTTSDALE, ARIZONA LLC, a South Dakota limited liability company

                                        By: Summit Hospitality of Scottsdale,
                                            Arizona LLC, a Delaware limited
                                            liability company,
                                            its Managing Member

Print Name:
            -------------------------


/s/ Jennifer Larsen                     By: /s/ Kerry W. Boekelheide
-------------------------------------       ------------------------------------
Print Name: Jennifer Larsen                 Kerry W. Boekelheide, Chief Manager

STATE OF SOUTH DAKOTA            )
                                 )SS:
COUNTY OF Minnehaha              )

Date of Acknowledgement: July 30, 2003

Acknowledgement of: Kerry W. Boekelheide
                    Jennifer Larsen

     This instrument was acknowledged before me this date by the persons above-subscribed and if subscribed in a representative capacity, then for the principal named and in the capacity indicated.


/s/ Anne L. Schievelbein                --------------------
-------------------------------------   ANNE L. SCHIEVELBEIN
Notary Public                               NOTARY PUBLIC
My commission expires: January 2, 2008       SOUTH DAKOTA
                                        --------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                              COURTYARD BY MARRIOTT
                                 City of Phoenix
                               County of Maricopa
                                State of Arizona

LOT 1, DANA SUITES, a subdivision recorded in Book 433 of Maps, page 28, records of Maricopa County, Arizona

Easements, Rights of Way and other benefits as set forth in Joint Use Agreement recorded November 14, 1996 in Recording No. 96-0803692, amended in Recording No. 97-0573520 and amended in Recording No. 98-107102.

Easements, Rights of Way and other benefits as set forth in Joint Road Agreement recorded November 14, 1996 in Recording No. 96-0803693

An easement for access driveways, walkways ingress and egress as set forth on Reciprocal Easement Agreement recorded in Recording No. 96-0803694

An easement for sewer line as set forth in Recording No. 97-0587977

An easement for sewer line as set forth in Recording No. 97-0587978

                                SPRINGHILL SUITES
                                 City of Phoenix
                               County of Maricopa
                                State of Arizona

LOT 2, DANA SUITES, a subdivision recorded in Book 433 of Maps, page 28, records of Maricopa County, Arizona

Easements, Rights of Way and other benefits as set forth in Joint Use Agreement recorded November 14, 1996 in Recording No. 96-0803692, amended in Recording No. 97-0573520 and amended in Recording No. 98-107102.

Easements, Rights of Way and other benefits as set forth in Joint Road Agreement recorded November 14, 1996 in Recording No. 96-0803693.

An easement for access driveways, walkways ingress and egress as set forth on Reciprocal Easement Agreement recorded in Recording No. 96-0803694

An easement for sewer line as set forth in Recording No. 97-0587977

An easement for sewer line as set forth in Recording No. 97-0587978

                                   EXHIBIT "B"

                                 LOAN DOCUMENTS

     1. Deed of Trust Note dated July 31, 1998 (the "NOTE"), in the original principal amount of $17,000,000, executed by Original Borrower in favor of Credit Suisse First Boston Mortgage Capital, LLC ("ORIGINAL LENDER").

     2. Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of July 31, 1998, (the "SECURITY INSTRUMENT"), made by Original Borrower in favor of a trustee for the benefit of Original Lender, and encumbering the Project, recorded on July 31, 1998 in the Public Records of Maricopa County, Arizona (the "RECORDS") as Document No. 98-0667046.

     3. Assignment of Leases and Rents dated as of July 31, 1998 ("Assignment of Leases") made by Original Borrower in favor of Lender recorded on July 31, 1998 in the Records as Document No. 98-0667047.

     4. UCC-1 Financing Statements (the "FINANCING STATEMENTS") reflecting Original Borrower, as debtor, and Original Lender, as secured party, recorded on July 31, 1998 in the Records as Document No. 98-0667048 in the Records and filed with the Office of the Secretary of Arizona ("ARIZONA SECRETARY") on August 31, 1998, as File No. 01027680.

     5. Hazardous Substances Indemnity Agreement dated as of July 31, 1998 ("ENVIRONMENTAL INDEMNITY") given by Original Borrower, Michael H. Dubroff and Doug Heltne, in favor of Original Lender.

     6. Guaranty dated as of July 31, 1998 ("GUARANTY"), given by Original Borrower, Michael H. Dubroff and Doug Heltne in favor of Original Lender.

     7. Assignment and Subordination of Management Agreement dated as of July 31, 1998, given by Inn Alpha Management Corp in favor of Original Lender (for Springhill Suites).

     8. Assignment and Subordination of Management Agreement dated as of July 31, 1998 given by Inn Alpha Management Corp in favor of Original Lender (for Courtyard Inn by Marriott).

                                    EXHIBIT C

                            PROPERTY IMPROVEMENT PLAN

                 [INTENTIONALLY DELETED FOR RECORDING PURPOSES]

                                    EXHIBIT D

                                    LICENSES

                                    EXHIBIT E

     With respect to any term used in the security agreement or other document that serves as a security agreement in connection with the Loan and any Financing Statements filed in connection therewith that is defined in either (i)
Article 9 of the U.C.C. as in force in the jurisdiction the law of which governed the security interest at the time the Original Borrower authenticated the security agreement, or (ii) Article 9 as in force at any relevant time in the jurisdiction in which a Financing Statement or Amendment is filed, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.